                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report:  18-Sep-03

                       CIT Equipment Collateral 2002-VT1

            A Delaware       Commission File       I.R.S. Employer
            Corporation      No. 0001172747        No. 51-0407692

                             c/o Capita Corporation
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other
                       CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                                       Determination Date:      09/18/03
                                                                        Collection Period:      08/31/03
                                                                             Payment Date:      09/22/03
I.  AVAILABLE FUNDS

    A.  Available Pledged Revenues

        a.   Scheduled Payments Received                                                  $25,870,069.17
        b.   Liquidation Proceeds Allocated to Owner Trust                                    756,160.32
        c.   Required Payoff Amounts of Prepaid Contracts                                   2,950,510.68
        d.   Required Payoff Amounts of Purchased Contracts                                         0.00
        e.   Proceeds of Clean-up Call                                                              0.00
        f.   Investment Earnings on Collection Account and Note Distribution Account                0.00

                              Total Available Pledged Revenues =                          $29,576,740.17

    B.  Determination of Available Funds

        a.   Total Available Pledged Revenues                                             $29,576,740.17
        b.   Servicer Advances                                                              3,988,415.95
        c.   Recoveries of prior Servicer Advances                                         (3,627,574.66)
        d.   Withdrawal from Cash Collateral Account                                          723,121.49
                                                                                          --------------
                              Total Available Funds =                                     $30,660,702.95



II. DISTRIBUTION AMOUNTS
    A.  COLLECTION ACCOUNT DISTRIBUTIONS

        1.  Servicing Fee                                                                                     315,645.65

        2.  Class A-1 Note Interest Distribution                                          0.00
            Class A-1 Note Principal Distribution                                         0.00
                 Aggregate Class A-1 distribution                                                                   0.00

        3.  Class A-2 Note Interest Distribution                                    103,598.00
            Class A-2 Note Principal Distribution                                26,541,681.15
                 Aggregate Class A-2 distribution                                                          26,645,279.15

        4.  Class A-3 Note Interest Distribution                                  1,071,308.33
            Class A-3 Note Principal Distribution                                         0.00
                 Aggregate Class A-3 distribution                                                           1,071,308.33

        5.  Class A-4 Note Interest Distribution                                    414,657.08
            Class A-4 Note Principal Distribution                                         0.00
                 Aggregate Class A-4 distribution                                                             414,657.08

        6.  Deposit to the Class A Principal Account                                      0.00

        7.  Class B Note Interest Distribution                                       45,947.48
            Class B Note Principal Distribution                                     786,950.12
                 Aggregate Class B distribution                                                               832,897.60

        8.  Class C Note Interest Distribution                                       28,029.33
            Class C Note Principal Distribution                                     429,245.52
                 Aggregate Class C distribution                                                               457,274.85

        9.  Class D Note Interest Distribution                                       65,149.26
            Class D Note Principal Distribution                                     858,491.03
                 Aggregate Class D distribution                                                               923,640.29

        10. Deposit to the Cash Collateral Account                                                                  0.00

        11. Amounts in accordance with the CCA Loan Agreement                             0.00

        12. Remainder to the holder of the equity certificate                             0.00

                                                   Collection Account Distribution =                       30,660,702.95
                                                                                                           =============

    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

        1.  Payment due on the Senior Loan                                                                          0.00

        2.  Payment due on the Holdback                                                                     1,812,698.71

        3.  Payment to the Depositor                                                                                0.00
                                                                                                           -------------
                                                   Cash Collateral Account Distribution =                   1,812,698.71
                                                                                                           =============

    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distribution =                                0.00
                                                                                                           -------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

   ------------------------------------------------------------------------------------
          Distribution           Class A-1     Class A-2      Class A-3      Class A-4
            Amounts                Notes         Notes          Notes          Notes
   ------------------------------------------------------------------------------------

1.        Interest Due              0.00       103,598.00    1,071,308.33    414,657.08
2         Interest Paid             0.00       103,598.00    1,071,308.33    414,657.08
3       Interest Shortfall          0.00             0.00            0.00          0.00
         ((1) minus (2))
4         Principal Paid            0.00    26,541,681.15            0.00          0.00

5   Total Distribution Amount       0.00    26,645,279.15    1,071,308.33    414,657.08
         ((2) plus (4))



   -------------------------------------------------------------------------------------
          Distribution            Class B       Class C        Class D     Total Offered
            Amounts                Notes         Notes          Notes          Notes
   -------------------------------------------------------------------------------------
1.        Interest Due           45,947.48     28,029.33      65,149.26     1,728,689.48
2         Interest Paid          45,947.48     28,029.33      65,149.26     1,728,689.48
3       Interest Shortfall            0.00          0.00           0.00             0.00
         ((1) minus (2))
4         Principal Paid        786,950.12    429,245.52     858,491.03    28,616,367.82

5   Total Distribution Amount   832,897.60    457,274.85     923,640.29    30,345,057.30
         ((2) plus (4))



IV.  Information Regarding the Securities

     A   Summary of Balance Information

   -----------------------------------------------------------------------------------------------------
                        Applicable   Principal Balance   Class Factor   Principal Balance   Class Factor
           Class          Coupon          Sep-03            Sep-03           Aug-03            Aug-03
                           Rate        Payment Date      Payment Date     Payment Date      Payment Date
   -----------------------------------------------------------------------------------------------------

a.    Class A-1 Notes     1.9600%               0.00        0.00000                0.00        0.00000
b.    Class A-2 Notes     2.9000%      16,326,456.73        0.05894       42,868,137.89        0.15476
c.    Class A-3 Notes     4.0300%     319,000,000.00        1.00000      319,000,000.00        1.00000
d.    Class A-4 Notes     4.6700%     106,550,000.00        1.00000      106,550,000.00        1.00000
e.     Class B Notes      3.9700%      13,101,458.29        0.44639       13,888,408.40        0.47320
f.     Class C Notes      4.4400%       7,146,249.97        0.44664        7,575,495.49        0.47347
g.     Class D Notes      5.1600%      14,292,499.95        0.44539       15,150,990.98        0.47204

h.           Total Offered Notes      476,416,664.94                     505,033,032.76

i.        One - Month Libor Rate             1.11000%


     B   Other Information

   -----------------------------------------------------------------------------
                                  Scheduled                        Scheduled
                              Principal Balance               Principal Balance
                                   Sep-03                           Aug-03
         Class                  Payment Date                     Payment Date
   -----------------------------------------------------------------------------
     Class A-1 Notes                 0.00                            0.00



   ----------------------------------------------------------------------------------------------
                                     Target           Class            Target           Class
                                Principal Amount      Floor       Principal Amount      Floor
                     Class           Sep-03           Sep-03           Aug-03           Aug-03
          Class    Percentage     Payment Date     Payment Date     Payment Date     Payment Date
   ----------------------------------------------------------------------------------------------
         Class A     92.75%      441,876,456.73                    468,418,137.88
         Class B      2.75%       13,101,458.29        0.00         13,888,408.40        0.00
         Class C      1.50%        7,146,249.97        0.00          7,575,495.49        0.00
         Class D      3.00%       14,292,499.95        0.00         15,150,990.98        0.00


V.  PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

    1.  Principal Balance of Notes and Equity Certificates                                             505,033,032.76
        (End of Prior Collection Period)
    2.  Contract Pool Principal Balance (End of Collection Period)                                     476,416,664.94
                                                                                                       --------------
              Total monthly principal amount                                                            28,616,367.82

B.  PRINCIPAL BREAKDOWN                                           No. of Accounts
                                                                  ---------------
    1.  Scheduled Principal                                            61,069                           24,275,681.78
    2.  Prepaid Contracts                                               1,546                            2,950,510.67
    3.  Defaulted Contracts                                               193                            1,390,175.37
    4.  Contracts purchased by CIT Financial USA, Inc.                      0                                    0.00
                                                                       ------                          --------------
              Total Principal Breakdown                                62,808                           28,616,367.82



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                  ---------------------------------------------------
                                                      Original         Sep-03            Aug-03
                                                        Pool        Payment Date      Payment Date
                                                  ---------------------------------------------------
        1.  a.  Contract Pool Balance             1,068,496,994.00    476,416,664.94    505,033,032.76
            b.  No of Contracts                             73,864            62,808            64,547
            c.  Pool Factor

        2.  Weighted Average Remaining Term                  38.00              27.2              27.7

        3.  Weighted Average Original Term                    44.1


    B.  DELINQUENCY INFORMATION

----------------------------------------------------------------------------------------------------------------------
                                                               % of Aggregate
                                                     % of      Required Payoff        No. of        Aggregate Required
                                                  Contracts         Amount           Accounts         Payoff Amounts
----------------------------------------------------------------------------------------------------------------------
        1.  Current                                 94.91%          96.01%            59,614          465,260,812.68
            31-60 days                              2.77%            2.36%             1,739           11,451,911.14
            61-90 days                              1.02%            0.74%               641            3,590,214.71
            91-120 days                             0.59%            0.42%               371            2,013,672.97
            120+ days                               0.71%            0.47%               443            2,299,112.95

                        Total Delinquency         100.0%            100.0%            62,808          484,615,724.45

        2.  Delinquent Scheduled Payments:

            Beginning of Collection Period                                      7,838,218.22
            End of Collection Period                                            8,199,059.51
                                                                                ------------
                        Change in Delinquent Scheduled Payments                   360,841.29


    C.  DEFAULTED CONTRACT INFORMATION

        1. Required Payoff Amount on Defaulted Contracts                        1,390,175.37
        2. Liquidation Proceeds received                                          756,160.32
                                                                                ------------
        3. Current Liquidation Loss Amount                                        634,015.05

        4. Cumulative Liquidation Losses to date                               12,207,266.97

                       % of Initial Contracts                                          4.688%
           % of Initial Contract Pool Balance                                          1.142%


VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

         1.  Opening Servicer Advance Balance                   7,838,218.22
         2.  Current Period Servicer Advance                    3,988,415.95
         3.  Recoveries of prior Servicer Advances             -3,627,574.66
                                                               -------------
         4.  Ending Servicer Advance Balance                    8,199,059.51

     B.  CASH COLLATERAL ACCOUNT

         1.  Applicable Rates for the Interest Period:
             a.  Libor Rate for the Interest Period                                1.1100%
             b.  Senior Loan Interest Rate                                         4.6100%
             c.  Holdback Amount Interest Rate                                     7.1100%

         2.  Opening Cash Collateral Account                                                      44,190,390.37

         3.  Deposit from the Collection Account                                                           0.00

         4.  Withdrawals from the Cash Collateral Account                                           (723,121.49)

         5.  Investment Earnings                                                                      31,888.01

         6.  Investment Earnings Distributions:
             a.  Senior Loan Interest                                                                      0.00
             b.  Senior Loan Principal                                                                     0.00
             c.  Holdback Amount Interest                                                            -31,888.01

             d.  Holdback Amount Principal                                                                 0.00
                                                                                                  -------------
                     Total Investment Earnings distributions                                         -31,888.01

         7.  Remaining available amount                                                                    0.00

         8.  Required Cash Collateral Account Amount                                              41,686,458.18

         9.  Cash Collateral Account Surplus/ (Shortfall)                                                  0.00

         10. Distribution of CCA Surplus:
             a.  Senior Loan Principal                                                                     0.00
             b.  Holdback Amount Principal                                                        -1,780,810.70
                                                                                                  -------------
                                                                                                  -1,780,810.70

         11. Ending Cash Collateral Account                                                       41,686,458.18

         12. Cash Collateral Account deficiency                                                            0.00


     C.  OTHER RELATED INFORMATION

         1.  Discount Rate                                            4.6150%

         2.  Life to Date Prepayment (CPR)                              6.47%

         3.  Life to Date Substitutions:

             a.  Prepayments                             0.00

             b.  Defaults                                0.00



    -----------------------------------------------------------------
                                    Sep-03                 Aug-03
           Item                  Payment Date           Payment Date
    -----------------------------------------------------------------
    a.  Senior Loan                       0.00                   0.00
    b.  Holdback Amount          50,888,775.36          52,669,586.06


  NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and
   Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 09/22/03

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer